UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act 1934

Date of Report (Date of earliest event reported): November 1, 2017

UNITIL CORPORATION

(Exact name of registrant as specified in its charter)

New Hampshire	1-8858	02-0381573
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Liberty Lane West, Hampton, New Hampshire	03842-1720
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 772-0775

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement

As reported on the Form 8-K of Unitil Corporation (the “Company” or the “Registrant”) dated April 21, 2017, Northern Utilities, Inc. (“Northern Utilities”), the Company’s natural gas distribution utility subsidiary, Fitchburg Gas and Electric Light Company (“Fitchburg”), the Company’s electric and natural gas distribution utility subsidiary, and Granite State Gas Transmission, Inc. (“Granite State”), the Company’s natural gas transmission pipeline company, priced $90 million collectively of Senior Unsecured Notes (“Notes”) through a private placement marketing process to institutional investors. Northern Utilities priced $20 million of Notes due 2027 at 3.52% and $30 million of Notes due 2047 at 4.32%. Fitchburg priced $10 million of Notes due 2027 at 3.52% and $15 million of Notes due 2047 at 4.32%. Granite State priced $15 million of Notes due 2027 at 3.72%.

As reported on the Form 8-K of the Company dated July 14, 2017, on that date:

(i) Northern Utilities entered into a Note Purchase Agreement with Great-West Life & Annuity Insurance Company, The Canada Life Insurance Company of Canada, Thrivent Financial for Lutherans, American Equity Investment Life Insurance Company, Metropolitan Life Insurance Company, MetLife Insurance K.K., Pacific Life & Annuity Company, CMFG Life Insurance Company, American United Life Insurance Company, and Companion Life Insurance Company regarding the sale and issuance of its respective Notes, subject to the terms and conditions of such Note Purchase Agreement;

(ii) Fitchburg entered into a Note Purchase Agreement with Great-West Life & Annuity Insurance Company, The Great-West Life Assurance Company, Thrivent Financial for Lutherans, American Equity Investment Life Insurance Company, Metropolitan Life Insurance Company, MetLife Insurance K.K., Pacific Life & Annuity Company, CMFG Life Insurance Company, The State Life Insurance Company, and Companion Life Insurance Company regarding the sale and issuance of its respective Notes, subject to the terms and conditions of such Note Purchase Agreement; and

(iii) Granite State entered into a Note Purchase Agreement with Thrivent Financial for Lutherans, American Equity Investment Life Insurance Company, and CMFG Life Insurance Company regarding the sale and issuance of its respective Notes, subject to the terms and conditions of such Note Purchase Agreement.

The Note Purchase Agreements and the Notes contain customary representations and warranties, covenants and events of default for a transaction of this type. The applicable Notes may or will become immediately due and payable upon an event of default, as described in the applicable Note Purchase Agreement.

The foregoing summary of the Note Purchase Agreements and the Notes does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Note Purchase Agreements and the Notes, which are attached or incorporated by reference as exhibits to this Current Report on Form 8-K. Certain of the purchasers of the Notes (or their affiliates) are holders of other indebtedness of the Company or its subsidiaries.

On November 1, 2017, each of Northern Utilities, Fitchburg and Granite State closed the sale and issuance of its respective Notes under the applicable Note Purchase Agreement with the applicable purchasers. Northern Utilities, Fitchburg and Granite State plan to use the net proceeds from the sale of the Notes to refinance higher cost long-term debt that is maturing later in 2017, to repay short-term debt and for general corporate purposes.

Northern Utilities, Fitchburg and Granite State offered the Notes principally to institutional investors in an offering made pursuant to the exemption from registration requirements under Section 4(a)(2) of the Securities Act of 1933, as amended (“Act”).

The notes offered have not been and will not be registered under the Act, or any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Act and applicable state securities laws.

The Company intends this notice to comply with Rule 135c of the Act and, accordingly, this notice does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

The Note Purchase Agreements, which include the forms of applicable Notes (collectively, the “Note Documents”), have been incorporated by reference hereto as exhibits to provide investors with information regarding their terms. The representations, warranties and covenants contained in the Note Documents were made only for purposes of the Note Documents and as of specific dates, were solely for the benefit of the parties to the Note Purchase Agreements, and are subject to limitations agreed upon by the parties to the Note Purchase Agreements. Moreover, the representations and warranties contained in the Note Documents were made for the purpose of allocating contractual risk between the parties to the Note Purchase Agreements instead of establishing matters as facts, and may be subject to standards of materiality applicable to the parties to the Note Purchase Agreements that differ from those applicable to investors generally. Investors (other than the parties to the Note Purchase Agreements) are not third-party beneficiaries under the Note Documents and should not rely on the representations, warranties and covenants contained therein or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Number	Exhibit

4.1	Note Purchase Agreement dated July 14, 2017 by and among Northern Utilities, Inc. and the several purchasers named therein, incorporated by reference to Exhibit 4.1 to the registrant’s Current Report on Form 8-K dated July 14, 2017 (SEC File No. 1-8858).

4.2*	3.52% Senior Note, Series 2017A, due November 1, 2027, issued by Northern Utilities, Inc. to Great-West Life & Annuity Insurance Company.

4.3*	4.32% Senior Note, Series 2017B, due November 1, 2047, issued by Northern Utilities, Inc. to The Canada Life Insurance Company of Canada.

4.4	Note Purchase Agreement dated July 14, 2017 by and among Fitchburg Gas and Electric Light Company and the several purchasers named therein, incorporated by reference to Exhibit 4.2 to the registrant’s Current Report on Form 8-K dated July 14, 2017 (SEC File No. 1-8858).

4.5*	3.52% Senior Note, Series 2017A, due November 1, 2027, issued by Fitchburg Gas and Electric Light Company to Great-West Life & Annuity Insurance Company.

4.6*	4.32% Senior Note, Series 2017B, due November 1, 2047, issued by Fitchburg Gas and Electric Light Company to The Great-West Life Assurance Company.

4.7	Note Purchase Agreement dated July 14, 2017 by and among Granite State Gas Transmission, Inc. and the several purchasers named therein, incorporated by reference to Exhibit 4.3 to the registrant’s Current Report on Form 8-K dated July 14, 2017 (SEC File No. 1-8858).

4.8*	3.72% Senior Note, Series 2017A, due November 1, 2027, issued by Granite State Gas Transmission, Inc. to Thrivent Financial for Lutherans.

*	This Note is substantially identical in all material respects to other Notes that are otherwise required to be filed as exhibits, except as to the registered payee of such Note, the identifying number of such Note, and the principal amount of such Note. In accordance with instruction no. 2 to Item 601 of Regulation S-K, the registrant has filed a copy of only one of such Notes, with a schedule identifying the other Notes omitted and setting forth the material details in which such Notes differ from the Note that was filed. The registrant acknowledges that the Securities and Exchange Commission may at any time in its discretion require filing of copies of any Notes so omitted.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITIL CORPORATION

By:	/s/ Mark H. Collin
Mark H. Collin
Senior Vice President, Chief Financial Officer and Treasurer

Date: November 3, 2017